Acquisition of the Carmen Knutsen	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisition of the Carmen Knutsen

22) Acquisition of the Carmen Knutsen

In August 2013, the Partnership acquired KNOT’s 100% interest in Knutsen Shuttle Tankers 13 AS, the company that owns and operates the Carmen Knutsen. The purchase price was $145.0 million for the vessel, less assumed bank debt of $89.1 million and other purchase price adjustments of $0.1 million. The Carmen Knutsen was delivered to its current charterer, Repsol Sinopec Brasil S.A., in January 2013 under a time charter expiring in January 2018.

The Partnership accounted for the acquisition of the Carmen Knutsen as an acquisition of a business. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The allocation is final. The fair values allocated to each class of identifiable assets in the Carmen Knutsen acquisition and the difference between the purchase price and net assets acquired were calculated as follows:

(U.S. Dollars in thousands)	August 1, 2013
Purchase price (1)	$55,772
Less: Fair value of net assets acquired:
Vessel and equipment (2)	145,000
Cash	89
Inventories	234
Other current assets	108
Long-term debt	(89,125)
Trade accounts payable	(91)
Accrued expenses	(387)
Amount due to related parties	(56)
Subtotal	55,772

Difference between the purchase price and fair value of net assets acquired	$—

(1)	The purchase price of $55.772 million comprises the following:

(U.S. Dollars in thousands)
Cash consideration paid to KNOT	$45,423
Seller’s credit	10,349

Purchase price	$55,772

(2)	Vessel and equipment includes allocation to dry docking of $1,769.

Revenue and Profit Contributions

Since the Carmen Knutsen acquisition date, the business has contributed revenues of $8.4 million and net income of $2.5 million to the Partnership for the period from August 1, 2013 to December 31, 2013.

The table below shows comparative summarized consolidated pro forma financial information for the Partnership for the year ended December 31, 2013, giving effect to the Partnership’s acquisition and financing of the Carmen Knutsen as if it had taken place on January 1, 2013. Since the Carmen Knutsen was delivered January 2, 2013, there is no pro forma amount for the year ended December 31, 2012.

(U.S. Dollars in thousands, except per unit amounts)	Year Ended December 31, 2013
Revenue	$84,037
Net income	16,695

Included in the pro forma adjustments are depreciation related to the purchase price allocation performed on the acquired identifiable assets as if the acquisition had taken place on January 1, 2013. In addition, the pro forma adjustments include finance expenses related to the increased borrowings as if the acquisition had taken place on January 1, 2013.